UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2009

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                            Regulation FD Disclosure

On December 7, 2009, PharmAthene, Inc. (the “Company”) issued a press release announcing that the Department of Health and Human Services Biomedical Research and Development Authority (BARDA) has canceled its request for proposal (RFP) for Recombinant Protective Antigen Anthrax Vaccine for the Strategic National Stockpile (RFP BARDA 08-15) and that the Company plans to host a conference call to provide an update on its rPA program.  The call will be held on Thursday, December 10, 2009, at 3:00 p.m. Eastern Time.  A copy of the press release, containing instructions on how to access the call, is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2. of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                            Other Events

The Department of Health and Human Services Biomedical Research and Development Authority (BARDA) has canceled its request for proposal (RFP) for Recombinant Protective Antigen Anthrax Vaccine for the Strategic National Stockpile (RFP BARDA 08-15).

BARDA issued a press release announcing that it will cancel RFP BARDA 08-15 because it did not believe vaccine developers submitting proposals in response to the request for proposal (RFP) could have product ready for FDA licensure within 8 years.  BARDA further announced that instead of re-issuing an RFP, it will request that existing anthrax “vaccine developers submit product development plans under special instructions to an existing broad agency announcement (BAA-BARDA-09-34) that supports the development of medical countermeasures for chemical, biological, radiological and nuclear threats.”  Dr. Robin Robinson, BARDA Director, stated in the press release, “We believe the broad agency announcement and the flexibilities it provides are well adapted to the further development of these products.  Anthrax preparedness remains one of our highest priorities so we will continue to address this threat using all of the authorities and resources at our disposal.”

Item 9.01                                            Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press release, dated December 7, 2009, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.
(Registrant)

Date: December 8, 2009	By:	/s/ Jordan P. Karp
Jordan P. Karp
Senior Vice President, General Counsel and Secretary